MERCURY QA SMALL CAP FUND OF
                        MERCURY QA EQUITY SERIES, INC.

                   Supplement dated April 19, 2001 to the
                      Prospectus dated April 17, 2000

     Chong-Khai Chuah has been named as Co-Portfolio Manager of the Mercury QA Small Cap Fund. Philip Green will continue to serve as Co-Portfolio Manager of the Fund and along with Mr. Chuah will continue to be responsible for the day-to-day management of the Fund's portfolio. Mr. Chuah is a Vice President of the Fund, a Vice President of the Investment Adviser and certain of its affiliates since July 1999, a Vice President of Asset Allocation Strategies at Bankers Trust from 1997 to 1999 and an Associate of Global Investment Management Technology Group at Bankers Trust from 1994 to 1996.

Code # 19088-0400 ALL